  FPA Perennial Fund, Inc.

                                                       SEMI-ANNUAL REPORT

                                JUNE 30, 2000

[LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

                             OFFICERS AND DIRECTORS

DIRECTORS

Willard H. Altman, Jr.
John P. Endicott
Leonard Mautner
Lawrence J. Sheehan

OFFICERS

Eric S. Ende, PRESIDENT AND
   PORTFOLIO MANAGER
Steven R. Geist, EXECUTIVE VICE
   PRESIDENT AND PORTFOLIO MANAGER
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY
Christopher H. Thomas, ASSISTANT TREASURER

INVESTMENT ADVISER

First Pacific Advisors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California  90064

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

O'Melveny & Myers LLP
Los Angeles, California

CUSTODIAN & TRANSFER AGENT

State Street Bank and Trust Company
Boston, Massachusetts

SHAREHOLDER SERVICE AGENT

Boston Financial Data Services, Inc.
P.O. Box 8115
Boston, Massachusetts  02266-8115
(800) 638-3060
(617) 483-5000

This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. The financial information included in this report has been taken from the records of the Fund without examination by independent auditors.

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     The stock market retreated in the second quarter, with all major indexes declining. Perennial participated in this negative performance, with a decline of 7.9%, compared to 4.0% for the Russell 2500. For most longer periods Perennial has done well, with the exception of the past 12 months, when the outperformance of tech stocks has distorted the results.

                            Periods ended
                            June 30, 2000
                -----------------------------------
                            One      Three    Five
                Quarter     Year    Years *   Years *
                -------    -----    -----     -----
Perennial        (7.9)%     6.2%    12.7%     15.6%
Russell 2500     (4.0)%    18.3%    13.8%     17.0%

*Annualized

     This quarter, I thought it might be of interest to shareholders to discuss some companies which have been in Perennial's portfolio for a number of years, but are still probably relatively unfamiliar. They each possess the attributes we seek -- high returns on capital, good growth prospects, and strong balance sheets, combined with modest valuations. None of these companies are in glamorous businesses, but each is the leader in its industry, has a reliable revenue stream on which it earns high margins, and has demonstrated the ability to reinvest capital both in its existing business and in closely related acquisitions.
     BACOU USA is the leader in making personal protection equipment -- products that protect industrial and construction workers from injuries. Starting out with the North American rights to the well-known Uvex brand of safety glasses, Bacou used its cash flow to acquire leading brands of other safety products, notably hearing protection, gloves, and respiratory systems. In each of its major product categories, Bacou holds the first or second market share position.
     Bacou's products are sold principally through industrial safety equipment distributors or distributors of general industrial supplies like W.W. Grainger. Having a broader product line gives manufacturers like Bacou more clout with these distributors, and strengthens its competitive advantage compared to others who sell only a few products. Attaining and increasing this competitive advantage is the main stimulus behind Bacou's successful acquisition program.
     Bacou USA is majority owned by a private French company, Bacou S.A. The French firm recently announced that, in order to insure an adequate supply of capital to continue the industry consolidation acquisition strategy, both in the U.S. and in Europe, Bacou will put itself up for sale. Both the majority French shares and the minority shares in Bacou USA would be sold on the same basis. If the sale process is successful, a fall announcement and year-end closing would be likely. A transaction price in the high $20s would be a realistic expectation. Prior to the sale announcement Bacou was trading at $20, compared with expected 2000 earnings of $1.80 per share. It is now about $24.
     DENTSPLY INTERNATIONAL is the leading worldwide manufacturer of dental products. This is an industry which has had excellent growth rates, driven by improving technology, an aging population, and rising income levels in developing countries. Dentsply's leading market shares for most of its products and its strong cash flows have enabled it to fully participate in this industry growth. It has invested aggressively in research and development and has steadily introduced new and innovative products. The company is enhancing the effectiveness of these products by significantly expanding its sales force, which calls directly on dentists. Finally, Dentsply has been successful in expanding the scope of its business through its acquisition program, adding a number of new product areas to its portfolio, most notably endodontics.
     DONALDSON COMPANY is a manufacturer of filtration products for large engines. Its product mix includes both air and liquid filters, as well as exhaust and emission control products. Although investors have traditionally viewed Donaldson as strongly linked to the U. S. heavy truck cycle, this is in fact no longer the case. Half of Donaldson's mobile engine business comes from products sold into the aftermarket, where demand depends on miles driven, not new truck purchases. Much of the rest of its engine business is with producers of agricultural or construction equipment (Deere, Caterpillar, etc.) or foreign truck manufacturers. Although these are cyclical businesses, their cycles are generally out of phase with U. S. heavy trucks. In addition, Donaldson has a substantial business providing filters for stationary gas turbine engines, as well as for machinery in factories. Finally, Donaldson sells specialty filters to such rapidly growing markets as disk drives and semiconductor manufacturing.
     Donaldson's success at diversifying its customer base has produced a decade of double-digit earnings growth, along with high returns on capital, a record which we feel is not reflected in its current valuation of just 13x trailing 12-month earnings.

                   Bacou  Dentsply Donaldson Russell 2500
                   -----  -------- --------- ------------
Recent Price        $24     $35      $20           -
Return on Equity    19%     22%      28%         12%
Operating Margin    19%     18%      10%         10%
10 Year EPS
 Growth Rate        14%     14%      16%         10%
Debt % Capital      40%     23%      41%         44%
PE                  14x     19x      13x         25x

     As can be seen in the table, these companies have demonstrated financial performance well above the average as represented by the Russell 2500, while selling at lower valuations. This relationship, which is true of the Perennial portfolio as a whole, is one of our key investment objectives, and a reason that we are optimistic about Perennial's future prospects.

Respectfully submitted,

/s/ Eric S. Ende

Eric S. Ende
President
August 5, 2000

                             HISTORICAL PERFORMANCE

                                                   AVERAGE ANNUAL TOTAL RETURN
                                                   PERIODS ENDED JUNE 30, 2000
                                                   ---------------------------
                                                1 YEAR        5 YEARS      10 YEARS
                                                ------        -------      --------
FPA Perennial Fund, Inc.
  (NAV).....................................     6.24%       15.57%        12.21%
FPA Perennial Fund, Inc.
  (Net of Sales Charge).....................    (0.67)%      14.03%        11.46%
Lipper Small-Cap Value Fund
  Average...................................     6.40%       13.57%        12.77%
Russell 2500 Index..........................    18.34%       17.03%        15.57%

The table presented above shows the average annual total return, which includes reinvestment of all distributions, for several different periods ended June 30, 2000 for the Fund and comparative indices of securities prices. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is a measure of small to medium capitalization stock performance. The Lipper Small-Cap Value Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The data quoted represents past performance, and an investment in the Fund may fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the returns for the Fund are presented at net asset value (NAV) and also net of the current maximum sales charge of 6.5% of the offering price.

                             MAJOR PORTFOLIO CHANGES
                         Six Months Ended June 30, 2000

                                                                                                   Shares
                                                                                                  -------
NET PURCHASES
COMMON STOCKS
Circuit City Stores, Inc....................................................................        6,000
Clayton Homes Inc...........................................................................       27,400
Donaldson Company, Inc......................................................................       13,000
Landauer, Inc...............................................................................        9,900
Lincare Holdings Inc. (1)...................................................................       25,000
Manitowoc Company, Inc., The (1)............................................................       37,500
Martin Marietta Materials, Inc..............................................................       11,900
National Commerce Bancorporation (1)........................................................       32,400
Office Depot, Inc. (1)......................................................................      100,000
O'Reilly Automotive, Inc....................................................................       63,800

NET SALES

COMMON STOCKS
Adobe Systems Incorporated (2)..............................................................        9,500
Applied Graphics Technologies, Inc. (2).....................................................       98,800
Black Box Corporation.......................................................................        6,000
Galileo International, Inc. (2).............................................................       31,600
Huttig Building Products, Inc. (2)..........................................................       13,400
IDEX Corporation............................................................................        3,000
KEMET Corporation...........................................................................       73,400
Methode Electronics, Inc. (Class A).........................................................       22,800
OM Group, Inc...............................................................................        1,000
Strayer Education, Inc......................................................................        1,100

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2000

COMMON STOCKS                                                                            Shares           Value
-----------------------------------------------------------------------              -------------   -----------
PRODUCER DURABLE GOODS -- 25.8%
Crane Co.....................................................................            60,300      $ 1,466,044
Denison International plc (ADR)*.............................................            78,200          987,275
Donaldson Company, Inc.......................................................            47,600          940,100
Graco Inc....................................................................            60,850        1,977,625
IDEX Corporation.............................................................            54,300        1,713,844
Kaydon Corporation...........................................................            52,000        1,092,000
Manitowoc Company, Inc., The.................................................            37,500        1,003,125
Zebra Technologies Corporation (Class A)* ...................................            30,100        1,333,806
                                                                                                     -----------
                                                                                                     $10,513,819
                                                                                                     -----------
BUSINESS SERVICES & SUPPLIES -- 13.1%
Bacou USA, Inc.*.............................................................            50,500      $ 1,010,000
HON INDUSTRIES Inc...........................................................            72,200        1,696,700
JLK Direct Distribution Inc. (Class A)*......................................            97,400          499,175
Kforce.com, Inc.*............................................................            48,100          333,694
Manpower Inc.................................................................            37,700        1,206,400
Office Depot, Inc.*..........................................................           100,000          625,000
                                                                                                     -----------
                                                                                                     $ 5,370,969
                                                                                                     -----------

TECHNOLOGY -- 12.0%
Belden Inc...................................................................            55,400      $ 1,419,625
Channell Commercial Corporation*.............................................            48,900          586,800
KEMET Corporation*...........................................................            50,200        1,258,137
Methode Electronics, Inc. (Class A)..........................................            42,100        1,626,113
                                                                                                     -----------
                                                                                                     $ 4,890,675
                                                                                                     -----------
DISTRIBUTION -- 9.4%
Arrow Electronics, Inc.* ....................................................            48,300      $ 1,497,300
Black Box Corporation*.......................................................            29,400        2,327,653
                                                                                                     -----------
                                                                                                     $ 3,824,953
                                                                                                     -----------
HEALTH CARE -- 9.3%
DENTSPLY International Inc...................................................            44,400      $ 1,368,075
Landauer, Inc................................................................            58,000          902,625
Lincare Holdings Inc.*.......................................................            25,000          615,625
Ocular Sciences, Inc.*.......................................................            77,100          905,925
                                                                                                     -----------
                                                                                                     $ 3,792,250
                                                                                                     -----------
RETAILING -- 7.4%
Circuit City Stores, Inc. ...................................................            39,200      $ 1,300,950
O'Reilly Automotive, Inc.* ..................................................           124,200        1,723,275
                                                                                                     -----------
                                                                                                     $ 3,024,225
                                                                                                     -----------

                            PORTFOLIO OF INVESTMENTS
                                  June 30, 2000

                                                                                       Shares or
                                                                                       Principal
COMMON STOCKS-CONTINUED                                                                  Amount           Value
-----------------------------------------------------------------------              -------------   -----------
MATERIALS -- 7.0%
Martin Marietta Materials, Inc...............................................             19,900     $   804,706
OM Group, Inc................................................................             46,500       2,046,000
                                                                                                     -----------
                                                                                                     $ 2,850,706
                                                                                                     -----------
INSURANCE -- 3.9%
Brown & Brown, Inc. .........................................................             30,350     $ 1,578,200
                                                                                                     -----------

CONSUMER DURABLE GOODS -- 2.6%
Clayton Homes, Inc. .........................................................            133,400     $ 1,067,200
                                                                                                     -----------

CONSUMER NON-DURABLE GOODS -- 2.0%
Lancaster Colony Corporation ................................................             43,450     $   833,697
                                                                                                     -----------

EDUCATION -- 1.9%
Strayer Education, Inc. .....................................................             31,800     $   763,200
                                                                                                     -----------

BANKING -- 1.3%
National Commerce Bancorporation ............................................             32,400     $   520,425
                                                                                                     -----------

TOTAL COMMON STOCKS -- 95.7% (Cost $30,843,322)..............................                        $39,030,319
                                                                                                     -----------

CONVERTIBLE DEBENTURE -- 1.2% (Cost $705,250)
Reptron Electronics, Inc. --6 3/4% 2004 .....................................         $  775,000     $   503,750
                                                                                                     -----------

TOTAL INVESTMENT SECURITIES -- 96.9% (Cost $31,548,572)......................                        $39,534,069
                                                                                                     -----------

SHORT-TERM INVESTMENTS -- 4.1% (Cost $1,660,277)
Short-term Corporate Note:
  American General Finance Corporation -- 6.55% 7/11/00......................         $1,000,000     $   998,181
State Street Bank Repurchase Agreement -- 5 1/4% 7/3/00
  (Collateralized by U.S. Treasury Note -- 5.625% 2002,
   market value $677,925)....................................................            662,000         662,096
                                                                                                     -----------
TOTAL SHORT-TERM INVESTMENTS.................................................                        $ 1,660,277
                                                                                                     -----------

TOTAL INVESTMENTS -- 101.0% (Cost $33,208,849)...............................                        $41,194,346
Other assets and liabilities, net -- (1.0)%..................................                           (391,898)
                                                                                                     -----------
TOTAL NET ASSETS -- 100%.....................................................                        $40,802,448
                                                                                                     ===========

*Non-income producing security
See notes to financial statements.

                       STATEMENT OF ASSETS AND LIABILITIES
                                  June 30, 2000

ASSETS
  Investments at value:
    Investment securities -- at market value
      (identified cost $31,548,572).............................................     $39,534,069
    Short-term investments -- at cost plus interest earned
      (maturity 60 days or less)................................................       1,660,277   $41,194,346
                                                                                     -----------
  Cash..........................................................................                            51
  Receivable for:
    Dividends and accrued interest..............................................     $    57,407
    Capital Stock sold..........................................................           1,390        58,797
                                                                                     -----------   -----------
                                                                                                   $41,253,194

LIABILITIES
  Payable for:
    Investment securities purchased.............................................     $   385,299
    Advisory fees and financial services........................................          32,193
    Accrued expenses............................................................          21,348
    Capital stock repurchased...................................................          11,906       450,746
                                                                                     -----------   -----------

NET ASSETS......................................................................                   $40,802,448
                                                                                                   ===========

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.01 per share; authorized
    25,000,000 shares; outstanding 2,023,884 shares.............................                   $    20,239
  Additional Paid-in Capital....................................................                    29,830,051
  Undistributed net realized gain on investments................................                     2,966,661
  Unrealized appreciation of investments........................................                     7,985,497
                                                                                                   -----------
  Net assets at June 30, 2000...................................................                   $40,802,448
                                                                                                   ===========

NET ASSET VALUE, REDEMPTION PRICE AND
 MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share
 (net assets divided by shares outstanding).....................................                      $  20.16
                                                                                                      ========

Maximum offering price per share
 (100/93.5 of per share net asset value)........................................                      $  21.56
                                                                                                      ========

See notes to financial statements.

                             STATEMENT OF OPERATIONS
                     For the Six Months Ended June 30, 2000

INVESTMENT INCOME
    Interest....................................................................                   $    92,100
    Dividends...................................................................                       193,298
                                                                                                   -----------
                                                                                                   $   285,398

EXPENSES -- Note 3:
    Advisory fees...............................................................     $   162,066
    Transfer agent fees and expenses............................................          24,416
    Financial services..........................................................          21,609
    Audit fees..................................................................          21,025
    Registration fees...........................................................          15,478
    Reports to shareholders.....................................................          13,120
    Custodian fees and expenses.................................................          10,273
    Directors' fees and expenses................................................          10,000
    Legal fees..................................................................           4,193
    Insurance...................................................................           3,480
    Other expenses..............................................................           1,474       287,134
                                                                                     -----------   -----------
            Net investment loss.................................................                   $    (1,736)
                                                                                                   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)................     $ 6,121,263
    Cost of investment securities sold..........................................       4,615,291
                                                                                     -----------
      Net realized gain on investments..........................................                   $ 1,505,972

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of period..............................     $10,064,203
    Unrealized appreciation at end of period....................................       7,985,497
                                                                                     -----------
      Decrease in unrealized appreciation of investments........................                    (2,078,706)
                                                                                                   -----------
            Net realized and unrealized loss on investments.....................                   $  (572,734)
                                                                                                   -----------

NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS...............................................................                   $  (574,470)
                                                                                                   ===========


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                         Six Months Ended                   Year Ended
                                                           June 30, 2000                 December 31, 1999
                                                    ----------------------------    ----------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment loss.............................. $      (1,736)                   $     (61,746)
  Net realized gain on investments.................     1,505,972                        8,687,239
  Decrease in unrealized
    appreciation of investments....................    (2,078,706)                         (73,238)
                                                    -------------                    -------------
Increase (decrease) in net assets resulting
  from operations..................................                $    (574,470)                  $   8,552,255

Distributions to shareholders from
  net realized capital gains.......................                        --                         (8,105,786)

Capital Stock transactions:
  Proceeds from Capital Stock sold................. $   1,325,169                    $   3,485,241
  Proceeds from shares issued to
    shareholders upon reinvestment of
    dividends and distributions....................         --                           7,127,651
  Cost of Capital Stock repurchased................    (3,063,968)    (1,738,799)      (17,756,646)   (7,143,754)
                                                    -------------  -------------     ------------- -------------

Total decrease in net assets.......................                $  (2,313,269)                 $   (6,697,285)

NET ASSETS
Beginning of period................................                   43,115,717                      49,813,002
                                                                   -------------                   -------------

End of period......................................                $  40,802,448                  $   43,115,717
                                                                   =============                   =============
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold.......................                       62,768                         159,188
Shares issued to shareholders upon
  reinvestment of dividends and
  distributions....................................                        --                            359,353
Shares of Capital Stock repurchased................                     (147,348)                       (881,967)
                                                                   -------------                   -------------
Decrease in Capital
  Stock outstanding................................                      (84,580)                       (363,426)
                                                                   =============                   =============

See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                         Six
                                                        Months
                                                         Ended                Year Ended December 31,
                                                        June 30,  ------------------------------------------------
                                                          2000      1999      1998      1997       1996      1995
                                                        -------   -------   -------   -------    -------   -------
Per share operating performance:
Net asset value at beginning of period...............   $ 20.45   $ 20.15   $ 24.00   $ 22.58    $ 22.36   $ 21.97
                                                        -------   -------   -------   -------    -------   -------
Income from investment operations:
  Net investment income (loss).......................        --   $ (0.03)  $  0.07   $  0.05    $  0.10   $  0.36
  Net realized and unrealized gain (loss)
   on investment securities..........................   $ (0.29)     4.89      0.82      4.61       3.75      2.95
                                                        -------   -------   -------   -------    -------   -------
Total from investment operations.....................   $ (0.29)  $  4.86   $  0.89   $  4.66    $  3.85   $  3.31
                                                        -------   -------   -------   -------    -------   -------
Less distributions:
  Dividends from net investment income...............        --        --   $ (0.11)  $ (0.05)   $ (0.22)  $ (0.44)
  Distributions from net realized
    capital gains....................................        --   $ (4.56)    (4.63)    (3.19)     (3.41)    (2.48)
                                                        -------   -------   -------   -------    -------   -------
  Total distributions................................        --   $ (4.56)  $ (4.74)  $ (3.24)   $ (3.63)  $ (2.92)
                                                        -------   -------   -------   -------    -------   -------
Net asset value at end of period.....................   $ 20.16   $ 20.45   $ 20.15   $ 24.00    $ 22.58   $ 22.36
                                                        =======   =======   =======   =======    =======   =======

Total investment return*.............................   (1.42)%    25.31%     4.80%    24.30%     20.39%    17.27%

Ratios/supplemental data:
Net assets at end of period (in 000s)................   $40,802   $43,116   $49,813   $50,201    $45,798   $47,390
Ratio of expenses to average net assets..............     1.33%+    1.30%     1.16%     1.16%      1.19%     1.19%
Ratio of net investment income (loss) to
  average net assets.................................     0.00%+  (0.15)%     0.32%     0.21%      0.48%     1.63%
Portfolio turnover rate..............................       26%+      16%       34%       19%        30%       58%

* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge. The return for the six months ended June 30, 2000 is not annualized.
+ Annualized

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2000

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.   Securities Valuation

          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the period, or if there was not a sale that day, at the last bid price. Securities which are unlisted are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

E.   Reclassification of Capital Accounts

          The Fund accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. Distributions of net investment income and realized gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as wash sales, net operating losses, capital loss carry forwards and net realized loss on foreign currency transactions. For the six months

                          NOTES TO FINANCIAL STATEMENTS
                                    Continued

     ended June 30, 2000, accumulated net losses of $1,736 were reclassified to undistributed net realized gain on investments.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

          The cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $5,281,957 for the six months ended June 30, 2000. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at June 30, 2000 was the same for federal income tax and financial reporting purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2000 for federal income tax purposes was $11,160,892 and $3,175,395, respectively.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

          Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

          For the six months ended June 30, 2000, the Fund paid aggregate fees of $10,000 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

          For the six months ended June 30, 2000, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $996 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of printing prospectuses and the cost of supplemental sales literature, promotion and advertising.

NOTE 5 -- DISTRIBUTION TO SHAREHOLDERS

          On June 30, 2000, the Board of Directors declared a distribution from net realized capital gains of $0.73 per share payable July 10, 2000 to shareholders of record on June 30, 2000. For financial statement purposes, this dividend was recorded on the ex-dividend date, July 3, 2000.

NOTE 6 -- CHANGE IN CONTROL OF INVESTMENT ADVISER

          United Asset Management Corporation (UAM), the parent of the Investment Adviser, has entered into an agreement to be acquired by Old Mutual plc, a United Kingdom-based financial services group with substantial asset


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

                          NOTES TO FINANCIAL STATEMENTS
                                    Continued

     management, insurance and banking businesses. This transaction will create a change in control of the Investment Adviser and, as required by the Investment Company Act of 1940, a new investment advisory agreement must be approved by shareholders upon this event. In anticipation, the Board of Directors of the Fund has approved a new investment advisory agreement which will be submitted to shareholders at the annual meeting scheduled for October 23, 2000. The Board has also approved an interim investment advisory agreement to take effect should the acquisition of UAM occur prior to the shareholder meeting date. Both investment advisory agreements are substantially the same as the current investment advisory agreement.









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